Exhibit 10.14

TIPPINGPOINT TECHNOLOGIES, INC.

INDUCEMENT RESTRICTED STOCK AGREEMENT

THIS AGREEMENT (this “Agreement”), effective as of September 15, 2003, is made and entered into by and between TippingPoint Technologies, Inc., a Delaware corporation (the “Company”), and James A. Hamilton (the “Grantee”).

W I T N E S S E T H:

WHEREAS, the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”), has approved the award to the Grantee of the restricted stock described in this Agreement (the “Restricted Stock”), comprised of shares of the Common Stock, $0.01 par value, of the Company (the “Common Stock”);

WHEREAS, the Restricted Stock is intended to comply with the requirements of Rule 16b-3 (“Rule 16b-3”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Restricted Stock.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to the Grantee to commence employment or service to the Company or its Subsidiaries (as defined below) and to promote the success of the business of the Company and its Subsidiaries, the parties hereby agree as follows:

1. Grant of Restricted Stock. The Company hereby grants to the Grantee, upon the terms and subject to the conditions, limitations and restrictions set forth in this Agreement, 150,000 shares of Common Stock (the “Shares”), effective as of the date of this Agreement (the “Date of Grant”). The Grantee hereby accepts the Shares from the Company on the terms hereof. During the term of this Agreement, Employee may not sell, assign, transfer, pledge, encumber or otherwise dispose of any Shares or any interest therein, except as provided herein. Any attempted transfer of Shares other than in accordance with this Agreement will be null and void, and the Company will refuse to recognize any such transfer and will not reflect on its records any change in record ownership of shares of Restricted Stock pursuant to any such transfer.

2. Vesting.

(a) Except as otherwise provided otherwise herein, the Shares shall vest ratably in four (4) equal annual increments commencing on the first anniversary of the Date of Grant.

(b) In the event of a Change of Control, then 50% of the Restricted Stock issued under this Agreement and not then vested shall immediately vest and be issued to Grantee. If Grantee’s employment with the Company is terminated by the Company without Cause or Constructively Terminated at any time after a Change of Control and prior to the fifth anniversary of the Date of the Grant then the remaining unvested Restricted Stock issued pursuant to this Agreement shall immediately vest and be issued to Grantee.

(c) For purposes hereof, termination for “Cause” shall mean any termination for: (i) refusal to perform duties assigned, or disobedience of orders and directives issued to Grantee; (ii) violation of any rule or regulation of which Grantee has notice and that may be established from time to time for the conduct of the Company’s business; (iii) unlawful misconduct by Grantee, including, without limitation, the commission of an act of fraud or embezzlement against the Company or commission of a crime involving moral turpitude; (iv) consistent willful misconduct or negligence in performing Grantee’s duties as assigned by the Company from time to time; or (v) breach of fiduciary duty in connection with Grantee’s employment by the Company. For purposes hereof, “Constructively Terminated” shall mean Grantee’s voluntary termination of employment with the Company after any of the following shall occur without the Grantee’s express prior written consent: (i) the assignment to Grantee of any duties or responsibilities that result in a material diminution or adverse change in Grantee’s position, status or circumstances of employment, but shall not include a mere change in title or reporting relationship; (ii) the Grantee’s base salary is reduced more than ten percent (10%) by the Company, or there is a material reduction in the other benefits that are in effect for the Grantee; (iii) relocation of the Grantee’s principal place of employment to a place located outside of Austin, Texas, except for required travel by Grantee for the Company to an extent substantially consistent with Grantee’s business travel obligations at the time of a Change of Control; or (iv) material breach by the Company of the terms of Grantee’s employment after written notice of such and reasonable opportunity to cure, including the failure by the Company to obtain the assumption of the provisions of this Agreement by any successor or assign of the Company. For purposes hereof, “Change of Control” means the occurrence of any of the following events, as a result of one transaction or a series of transactions: (i) any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act (as defined below), but excluding the Company, its affiliates and any qualified or non-qualified plan maintained by the Company or its affiliates) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under such Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; (ii) individuals who constitute a majority of the Board immediately prior to a contested election for positions on the Board cease to constitute a majority as a result of such contested election; (iii) the Company is combined (by merger, share exchange, consolidation, or otherwise) with another corporation and as a result of such combination, less than 50% of the outstanding securities of the surviving or resulting corporation are owned in the aggregate by the former stockholders of the Company; (iv) the Company sells, leases, or otherwise transfers all or substantially all of its properties or assets to another person or entity; or (v) a dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company.

3. Forfeiture of Shares. Upon termination of the Grantee’s employment, directorship or consulting relationship with the Company or its Subsidiaries for any reason, any Shares that have not vested will be immediately forfeited, without any further action by the Company. Notwithstanding the immediately preceding sentence, (i) if the Grantee is terminated for dishonesty or other acts detrimental to the interests of the Company or its Subsidiaries or (ii) if the Grantee competes with the Company or its Subsidiaries or solicits the Company’s or its

Subsidiaries’ employees to leave the employ of the Company during the Grantee’s employment or service with the Company or within the 12 month period after the Grantee is terminated, the Committee may, by written notice to the Grantee, immediately cause the forfeiture of all of the Shares, whether vested or not. Shares that are forfeited must be immediately transferred to the Company without any payment by the Company; the Company will have the full right to cancel certificates evidencing such forfeited Shares automatically upon such forfeiture, whether or not such certificates have been surrendered to the Company. Following such forfeiture, the Grantee will have no further rights with respect to such forfeited Shares. The right of the Grantee to receive any benefits from the Company or its Subsidiaries after termination of employment or service to the Company or its Subsidiaries by reason of employment contract, severance arrangement or otherwise shall not affect the determination that the Grantee’s employment or service has been terminated with the Company or its Subsidiaries for purposes of this Agreement.

4. Election Under Section 83(b). The Grantee understands that, under Section 83 of the Internal Revenue Code (“Code”), the difference between the purchase price paid for the Shares and their fair market value at the time any forfeiture restrictions applicable to such Shares lapse may be reportable as ordinary income at that time. The Grantee understands that the Grantee should consult with the Grantee’s tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code. A blank Section 83(b) election is attached to this Agreement. This election must be filed no later than 30 days after the date of this Agreement. Shares are nontransferable and subject to a substantial risk of forfeiture if they are unvested and are subject to forfeiture if the Grantee’s employment or service with the Company or its Subsidiaries terminates. The Grantee acknowledges that the Grantee has been advised to consult with a tax advisor prior to the grant of the Shares regarding the tax consequences to the Grantee of the receipt of the Shares. AN ELECTION UNDER SECTION 83(b) MUST BE FILED WITHIN 30 DAYS AFTER THE DATE ON WHICH THE GRANTEE RECEIVES THE SHARES. THE GRANTEE ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE GRANTEE’S SOLE RESPONSIBILITY, EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

5. Tax Withholding. Any provision of this Agreement to the contrary notwithstanding, the Company may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign, to withhold in connection with the grant or vesting of any of the Shares subject hereto.

6. Transfer of Shares. The Grantee shall not, directly or indirectly, sell, transfer, pledge, encumber or hypothecate (“Transfer”) any unvested Shares. Any such Transfer will be void and of no force or effect, and will result in the immediate forfeiture of all Shares, whether vested or not. The Company may elect to hold any certificates representing the Shares until after the Shares have vested. Once the Shares vest, upon the request of the Grantee, the Company will deliver to the Grantee a stock certificate representing the Shares that have vested. If a certificate representing Shares has been issued, the certificate will be affixed with a legend setting forth the restrictions applicable to the Transfer of such Shares. The Shares will not be liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Grantee, nor shall they be subject to garnishment, attachment, execution, levy or other legal or equitable process.

7. Certain Legal Restrictions. The Company shall have no obligation to the Grantee, express or implied, to list, register or otherwise qualify any of the Shares. The Shares may not be transferred except in accordance with applicable federal or state securities laws. At the Company’s option, the certificate evidencing Shares issued to the Grantee may be legended as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR PLEDGED EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

As a condition to the transfer of the Shares, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended, or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. The Company shall be authorized to refrain from delivering or transferring Shares until the Committee has determined that the Grantee has tendered to the Company any federal, state or local tax owed by the Grantee as a result of this Agreement or disposing of any Shares, when the Company has a legal liability to satisfy such tax. The Company shall not be liable to any party for damages due to a delay in the delivery or issuance of any stock certificate for any reason whatsoever.

8. Administration and Interpretation of this Agreement. This Agreement shall be administered by the Committee, which has been designated by the Board and consists entirely of “Non-Employee Directors” in accordance with the provisions of Rule 16b-3. The Committee shall have full and final authority in its discretion: (a) to construe and interpret this Agreement; and (b) to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of this Agreement. All such actions and determinations by the Committee shall be final and conclusively binding for all purposes and upon all persons.

9. Grantee Representations. As an inducement to the Company is grant the Shares in accordance with this Agreement, the Grantee represents and warrants to the Company, as of the date of this Agreement, that the Grantee (a) is an “accredited investor” within the meaning of Rule 501 promulgated under the Exchange Act, (b) is acquiring the Shares for investment for such Grantee’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof, as defined in the Securities Act and (c) understands and acknowledges that the Shares will not be registered under the Securities Act or qualified under any applicable blue sky laws on the grounds that the offering and sale contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to the applicable provisions of such blue sky laws, and that the Company’s reliance upon such exemptions is predicated upon such Grantee’s representations set forth herein.

10. Miscellaneous.

(a) Nothing contained in this Agreement shall affect the right of the Company to terminate the Grantee’s employment or service to the Company at any time, with or without cause, or shall be deemed to create any rights to employment or continuance as a director or consultant of the Company on the part of the Grantee.

(b) The rights and obligations arising under this Agreement are not intended to and do not affect the employment relationship or other relationship that otherwise exists between the Company and the Grantee, whether such relationship is at will or defined by an employment contract, or otherwise. Moreover, this Agreement is not intended to and does not amend any existing employment or consulting contract between the Company and the Grantee.

(c) Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice to be given to the Company under the terms of this Agreement or any delivery of the Shares to the Company shall be addressed to the Company at its principal executive offices, and any notice to be given to the Grantee shall be addressed to the Grantee at the address set forth beneath his or her signature hereto, or at such other address for a party as such party may hereafter designate in writing to the other. Any such notice shall be deemed to have been delivered on the date which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the party who is to receive it at the above specified address.

(d) Subject to the limitations in this Agreement on the transferability by the Grantee of the Shares, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.

(e) THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES, AS APPLICABLE, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

(f) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

(g) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

(h) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purposes of this Agreement.

(i) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

(j) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

(k) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

(l) At any time and from time to time the Committee may execute an instrument providing for modification of the Shares, provided that no such modification, extension or renewal shall (i) impair the Shares in any respect without the consent of the holder of the Shares or (ii) conflict with the provisions of Rule 16b-3. Except as provided in the preceding sentence, no supplement, modification or amendment of this Agreement or waiver of any provision of this Agreement shall be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

(m) In addition to all other rights or remedies available at law or in equity, the Company shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.

(n) The Grantee’s spouse joins this Agreement for the purpose of agreeing to and accepting the terms of this Agreement and to bind any community property interest he or she has or may have in the Shares, any vested portion or any unvested portion of the Shares and any other shares of Common Stock held by the Grantee.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

TIPPINGPOINT TECHNOLOGIES, INC.

By:

Name: John F. McHale Title: Chairman and Chief Executive Officer

GRANTEE:

Name: James A. Hamilton Address:

GRANTEE’S SPOUSE:

Name: Stacie Ann Hamilton Address: